UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 1, 2020 (June 26, 2020)

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.

Windstream Holdings, Inc.	Delaware	001-32422	46-2847717
Windstream Services, LLC	Delaware	001-36093	20-0792300

4001 Rodney Parham Road
Little Rock,	Arkansas		72212
(Address of principal executive offices)			(Zip Code)

	(501)	748-7000
(Registrants’ telephone number, including area code)

	N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03    Bankruptcy or Receivership.

As previously disclosed, on February 25, 2019, Windstream Holdings, Inc. (the “Company”) and all of its subsidiaries, including Windstream Services, LLC (collectively, the “Debtors”), filed voluntary petitions (the “Chapter 11 Cases”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re Windstream Holdings, Inc., et al., No 19-22312 (RDD). On April 1, 2020, the Debtors filed a Joint Chapter 11 Plan of Reorganization (as amended, the “Plan”) in the Bankruptcy Court.
On June 26, 2020, the Bankruptcy Court entered an Order Confirming the First Amended Joint Chapter 11 Plan of Reorganization of Windstream Holdings, Inc., et al. Pursuant to Chapter 11 of the Bankruptcy Code (the “Confirmation Order”), which approved and confirmed the Plan. The Debtors expect that the effective date of the Plan will occur once all conditions precedent to the Plan have been satisfied (defined in the Plan as the “Effective Date”).
Summary of the Plan
The following is a summary of the material terms of the Plan as approved and confirmed by the Bankruptcy Court. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Confirmation Order, which includes the Plan as an exhibit, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.
Among other things, the Plan provides for:

a.	payment in full of debtor-in-possession financing obligations and administrative expense claims;

b.
distribution to holders of first lien claims on a pro rata basis: (i) 100% of the common stock, partnership interests, or limited liability company interest of the Company, as applicable, to be issued upon the Effective Date (the “Reorganized Windstream Equity Interests”), subject to certain adjustments described in the Plan and dilution by a $750 million common equity rights offering upon the Effective Date (the “Rights Offering”), a backstop premium equal to 8% of the $750 million committed amount payable in Reorganized Windstream Equity Interests related to backstock commitments from certain first lien creditors related to the Rights Offering, and a post-Effective Date management equity incentive plan; (ii) cash in the amount equal to the sum of exit facility proceeds, flex proceeds, cash proceeds of the Rights Offering, and cash held by the Debtors in excess of the Minimum Cash Balance (as defined in the Plan); (iii) subscription rights; and (iv) first lien replacement loans, as applicable;

c.	$100 million in new loans arising under an exit facility in an aggregate amount up to $3,250 million to holders of the Company’s 6 ¾% Senior Notes due 2028;

d.	certain cash distributions to holders of the second lien claims, unsecured notes claims, and other general unsecured claims against obligor Debtors, if those classes accept the Plan;

e.	reinstatement or repayment of general unsecured claims against non-obligor Debtors; and

f.	the cancellation of existing equity interests in the Company, including the Company’s issued and outstanding common stock, $.0001 par value.

The Debtors’ emergence from bankruptcy is subject to, among other things, consummation of the restructuring transactions described above, certain regulatory approvals, and execution and implementation of the definitive documents contemplated by the settlement agreement entered into between the Debtors and Uniti Group Inc. The Debtors expect to timely emerge from bankruptcy. The Company cautions that trading in the common stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. If the Plan becomes effective, the common stock will be canceled, and therefore trading prices for the common stock may bear little or no relationship to the actual recovery, if any, by holders of the common stock in the Chapter 11 Cases.
Treatment of Common Stock
As of July 2, 2020, the Company had 43,018,736 shares of common stock issued and outstanding. On the Effective Date or the date on which distributions are made pursuant to the Plan (whichever is later), all outstanding equity interests in the Company will be cancelled and holders of the common stock will not receive a distribution on account of their equity interests.

Assets and Liabilities

In the Company’s most recent monthly operating report filed with the Bankruptcy Court on June 30, 2020, the Company reported total assets of $9,957,821,386 and total liabilities of $12,186,613,517 as of May 31, 2020. This financial information has not been audited or reviewed by the Company’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.
Forward-Looking Statements

This Current Report on Form 8-K may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and uncertainties referenced from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and subsequent reports filed with the Securities and Exchange Commission. Additional factors include, but are not limited to, those associated with the Chapter 11 Cases. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
The following exhibits are filed with this report:

Exhibit Number         Description

2.1
Order Confirming the First Amended Joint Chapter 11 Plan of Reorganization of Windstream Holdings, Inc. et al., Pursuant to Chapter 11 of the Bankruptcy Code, including such First Amended Joint Chapter 11 Plan of Organization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

WINDSTREAM HOLDINGS, INC.		WINDSTREAM SERVICES, LLC

By:	/s/ Kristi M. Moody	By:	/s/ Kristi M. Moody
Name:	Kristi M. Moody	Name:	Kristi M. Moody
Title:	Executive Vice President, General Counsel and Corporate Secretary	Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: July 1, 2020